                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 21, 1999
                                                          -------------

                         First Alliance Mortgage Company
                                  on behalf of
                    First Alliance Mortgage Loan Trust 1999-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                   333-44585-06                52-2154824
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



                        c/o Norwest Bank Minnesota, N.A.
                                   as Trustee
                        Sixth Street and Marquette Avenue
                              Minneapolis, MN 55479
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 667-1234




                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the June 1999 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1999-1, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999 between First Alliance Mortgage Company as Servicer, and Norwest Bank, as trustee.


Item 7.      Exhibit.

           Monthly Report for the June 1999 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1999-1, Class A issued by the First Alliance Mortgage Loan Trust 1999-1.

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1999-1
================================================================================

                 DISTRIBUTION:             21-June-99




====================================================================================================================================
                 ORIGINAL            BEGINNING                                                                        ENDING
CLASS              NOTE                NOTE             PRINCIPAL           INTEREST              TOTAL             CERTIFICATE
                  BALANCE             BALANCE         DISTRIBUTION        DISTRIBUTION        DISTRIBUTION            BALANCE
------------------------------------------------------------------------------------------------------------------------------------

 A-1          85,000,000.00       82,702,786.43      1,203,718.72           460,378.84        1,664,097.56         81,499,067.71


 A-2          30,000,000.00       29,485,654.15        356,725.43           137,370.38          494,095.81         29,128,928.72

  R                    0.00                0.00              0.00                 0.00                0.00                  0.00

 OC                1,002.27          435,462.95              0.00                 0.00                0.00            647,360.14


====================================================================================================================================
TOTALS       115,001,002.27      112,623,903.53      1,560,444.15           597,749.22        2,158,193.37        111,275,356.57
====================================================================================================================================




                                             Principal Distribution Factors Statement

====================================================================================================================================
        ORIGINAL        BEGINNING    SCHEDULED   UNSCHEDULED                         ENDING       ENDING     TOTAL          TOTAL
CLASS     FACE         CERTIFICATE   PRINCIPAL    PRINCIPAL             REALIZED   CERTIFICATE CERTIFICATE  PRINCIPAL     PRINCIPAL
        BALANCE         BALANCE    DISTRIBUTION DISTRIBUTION ACCERTION  LOSS (3)     BALANCE    PERCENTAGE  REDUCTION   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

 A-1  85,000,000.00   972.97395800 0.00000000 14.16139671  0.00000000 0.00000000 958.81256129   0.95881256 14.16139671 14.16139671

 A-2  30,000,000.00   982.85513833 0.00000000 11.89084767  0.00000000 0.00000000 970.96429067   0.97096429 11.89084767 11.89084767

  R            0.00     0.00000000 0.00000000  0.00000000  0.00000000 0.00000000   0.00000000   0.00000000  0.00000000  0.00000000

 OC        1,002.27     0.00000000 0.00000000  0.00000000  0.00000000 0.00000000   0.00000000 645.89396071  0.00000000  0.00000000

====================================================================================================================================

                                              Interest Distribution Factors Statement

====================================================================================================================================
                                                          PAYMENT OF
         ORIGINAL      CURRENT      BEGINNING   CURRENT     Unpaid    CURRENT  NON-SUPPORTED              ENDING          TOTAL
CLASS     FACE       CERTIFICATE  CERTIFICATE/  ACCRUED   INTEREST    INTEREST   INTEREST    REALIZED   CERTIFICATE/     INTEREST
         BALANCE        RATE      NOTIONAL BAL. INTEREST  SHORTFALL  SHORTFALL   SHORTFALL    LOSSES    NOTIONAL BAL   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

 A-1  85,000,000.00   6.68000%    972.97395800 5.41622165 0.00000000 0.00000000  0.00000000 0.00000000  958.81256129    5.41622165

 A-2  30,000,000.00   5.24125%    982.85513833 4.57901300 0.00000000 0.00000000  0.00000033 0.00000000  970.96429067    4.57901267

  R            0.00   0.00000%      0.00000000 0.00000000 0.00000000 0.00000000  0.00000000 0.00000000    0.00000000    0.00000000

 OC        1,002.27   0.00000%      0.00000000 0.00000000 0.00000000 0.00000000  0.00000000 0.00000000    0.00000000    0.00000000

====================================================================================================================================

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1999-1
================================================================================


                                                        DELINQUENCY STATUS

                                                                                          Percentage Delinquent
                                                                                                Base On
                                            Current               Unpaid
                                             Number             Principal           Number of          Unpaid Balance
     Group                                 of Loans               Balance              Loans
                 ----------------------------------------------------------------------------------------------------
       I         30 Days                          4            373,471.21              0.405%                 0.456%
                 60 Days                          1             11,028.70              0.101%                 0.013%
                 90+ Days                         2            143,091.79              0.203%                 0.175%
                 Foreclosure                      3            170,299.74              0.304%                 0.208%
                 Bankruptcy                       5            329,977.53              0.507%                 0.403%
                 REO                              0                  0.00              0.000%                 0.000%

                 ----------------------------------------------------------------------------------------------------
                 Totals                          15          1,027,868.97              0.503%                 0.794%
                 ----------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------
       II        30 Days                          2            200,695.61              0.775%                 0.685%
                 60 Days                          1             94,973.00              0.388%                 0.324%
                 90+ Days                         0                  0.00              0.000%                 0.000%
                 Foreclosure                      2            200,695.61              0.775%                 0.685%
                 Bankruptcy                       0                  0.00              0.000%                 0.000%
                 REO                              0                  0.00              0.000%                 0.000%

                 ----------------------------------------------------------------------------------------------------
                 Totals                           5            496,364.22              0.383%                 0.321%
                 ----------------------------------------------------------------------------------------------------


Current Period Realized Loss                                               0.00

Cumulative Realized Losses                                                 0.00

Current Period Class A Insufficient Funds

Principal Balance of Contaminated Properties                               0.00

Periodic Advance                                                           0.00



Group                                         1                      2
                                    ----------------------  --------------------

Subordinate Amount                             469,281.99            178,078.15
Subordinate Reduction Amount                            -                     -
Required Subordinate Amount                  1,275,000.00            975,000.00
Subordinate Increase Amount                    960,814.10            853,722.95
Extra Principal Distribution Amount            155,096.11             56,801.11
Excess Cash Amount                             155,096.11             56,801.11


                 ---------------------------------------------------------------
                                     COLLATERAL STATEMENT
                 ---------------------------------------------------------------

                 Beginning Scheduled Collateral Balance           112,623,903.53
                 Ending Scheduled Collateral Balance              111,275,356.57
                 Scheduled Principal Group I                           77,238.24
                 Scheduled Principal Group II                          23,648.56
                 Unscheduled Principal Group I                        971,384.39
                 Unscheduled Principal Group II                       276,275.77

                 ---------------------------------------------------------------

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     First Alliance Mortgage Loan Trust 1999-1
                                     -------------------------------------------
                                                 (Registrant)

                                     By: First Alliance Mortgage Company
                                        ----------------------------------------
                                                 (Servicer)

Date:  June 23, 1999                 By: /S/ Francisco Nebot
                                        ----------------------------------------

                                     Name:         Francisco Nebot
                                          --------------------------------------

                                                Executive Vice President
                                     Title:   and Chief Financial Officer
                                           -------------------------------------